                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2003

                       TRANSACT TECHNOLOGIES INCORPORATED

             (Exact name of registrant as specified in its charter)

                                        -



        Delaware                                            0-21121                      06-1456680
(State or other jurisdiction                        (Commission file number)         (I.R.S.employer
     of incorporation)                                                              identification no.)

7 Laser Lane, Wallingford, CT                                                              06492
(Address of principal executive offices)                                                 (Zip Code)

Registrant's telephone number, including area code:                                    (203) 269-1198

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
      (c) Exhibits


Exhibit        Description
-------        -----------

99.1           Press Release dated July 28, 2003 of TransAct Technologies Incorporated


Item 9.  Regulation FD Disclosure

The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K and is being presented under
Item 9 "Regulation FD Disclosure" of Form 8-K as provided in the Securities and Exchange Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583). Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 28, 2003, TransAct Technologies Incorporated issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRANSACT TECHNOLOGIES INCORPORATED

                                              By: /s/ Richard L. Cote
                                                  ------------------------------
                                              Richard L. Cote
                                              Executive Vice President and
                                              Chief Financial Officer



Date: July 28, 2003


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                                  EXHIBIT LIST

The following exhibit is filed herewith.

Exhibit                Description
-------                -----------

99.1                   Press Release dated July 28, 2003 issued by TransAct
                       Technologies Incorporated.


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